Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

SKYLINE CHAMPION CORPORATION

The Board of Directors (the “Board”) of Skyline Champion Corporation (the “Company”) has formed the Audit Committee (the “Audit Committee”) and has determined that the Audit Committee shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (this “Charter”) to establish the governing principles of the Audit Committee.

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GENERAL STATEMENT OF PURPOSE

The Audit Committee shall oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee is responsible for:

•
Assisting the Board in its oversight of (i) the integrity of the consolidated financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) the performance of the Company’s internal audit function and the independence, qualification and performance of the Company’s independent auditors, and (v) the Company’s internal control over financial reporting.
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Deciding whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors.
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Preparing the disclosure required by Item 407(d)(3)(i) of Regulation S-K and the report required by the Securities and Exchange Commission (the “SEC”) rules to be included in the Company’s annual proxy statement.

The Audit Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing such financial statements. The independent auditor and the internal auditing department are ultimately accountable to the Audit Committee, in its capacity as a committee of the Board, and to the full Board. While the Audit Committee has the oversight, supervisory and other powers and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement or to assess the Company’s system of internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles (“GAAP”). These matters and tasks are the responsibility of the Company’s management, internal auditor (or other personnel responsible for the internal audit function) and/or the independent auditor.

Consistent with the Audit Committee’s oversight role, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide for open communication among the independent auditor, financial and senior management, the internal auditing function, and the Board. The Audit Committee shall engage in such activities as are necessary or appropriate (many of which are outlined herein) in order for it to render an annual report of the Audit Committee that meets any applicable regulatory requirements.

To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company’s officers, employees, or committees, the independent auditor, the internal auditing department or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

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AUDIT COMMITTEE COMPOSITION

1.
Number. The Audit Committee shall be comprised of no fewer than three members of the Board.

2.
Independence. Except as otherwise permitted by applicable phase-in rules and exemptions, each member of the Audit Committee shall meet any applicable independence and experience requirements of the New York Stock Exchange (the “Exchange”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC. The Board will make all determinations regarding satisfaction of the membership requirements described above and will review, at least annually, the Audit Committee’s compliance with such requirements.

3.
Financial Literacy. All members of the Audit Committee must be financially literate as such qualification is interpreted by the Board in its business judgment. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall, to the extent required, be an “audit committee financial expert” as defined by the SEC or otherwise have accounting or related financial management expertise as interpreted by the Board in its business judgment. A member who qualifies as an “audit committee financial expert” under the rules and regulations of the SEC is presumed to satisfy the Exchange requirement to have one financially sophisticated audit committee member.

4.
Chairperson. The members of the Audit Committee shall designate a Chairperson by majority vote of the full Audit Committee membership. The Chairperson shall lead the Audit Committee, including preparing the agenda, presiding over the meetings, making sub-committee assignments and reporting to the Board on the Audit Committee’s behalf.

5.
Service on Multiple Audit Committees. Members may serve on no more than three separate public company audit committees simultaneously without prior review and determination by the Board that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

6.
Appointment and Removal. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Audit Committee. Vacancies occurring, for whatever reason, may be filled by the Board.

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MEETINGS

The Audit Committee shall meet no less frequently than quarterly, and more frequently as circumstances dictate. Written notice of such meeting shall be provided at least twenty-four (24) hours in advance. A member of the Audit Committee may waive notice of any meeting before or after the date and time of the meeting stated in the notice by a written waiver signed by such member and filed with the minutes or corporate records. A member’s attendance at or participation in an Audit Committee meeting shall constitute a waiver of notice of such meeting and assent to any corporate action taken at such meeting, unless the member at the beginning of such meeting (or promptly upon his or her arrival) objects to the holding of or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. The Audit Committee shall meet periodically in separate executive sessions with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. Such meetings shall be held in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent, which may be transmitted electronically.

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AUDIT COMMITTEE RESPONSIBILITIES

General

The following responsibilities and duties shall be the common recurring activities of the Audit Committee in fulfilling the purposes of the Audit Committee set forth in Section I of this Charter. The Audit Committee shall regularly report to the entire Board with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the qualification, performance and independence of the Company’s independent registered public accounting firm or the performance of the internal audit function and with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

The Audit Committee may undertake additional responsibilities and establish additional policies and procedures as may be appropriate from time to time to respond to changing business, legislative, regulatory, legal or other conditions. The Audit Committee also shall carry out any other responsibilities and duties delegated by the Board to the Audit Committee related to the purposes of the Audit Committee set forth in Section I of this Charter.

Oversight of Independent Auditors

1.
Appointment. The Audit Committee shall have the sole authority to appoint, evaluate, oversee, retain, compensate, terminate and change the Company’s independent auditor (including resolution of disagreements between management and the Company’s independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.
Compensation. The Audit Committee shall approve all audit and permitted non-audit engagement fees and terms, any fees paid to any advisors employed by the Audit Committee, and/or funding for the payment of expenses of the Audit Committee, that are necessary or appropriate in carrying out the purposes of the Audit Committee set forth in Section I of this Charter.

3.
Pre-Approval of Services. The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services to be performed for the Company by its independent auditor. Consistent with any applicable SEC rules on auditor independence, the Audit Committee annually may establish ceilings on the level of fees and costs of generally pre-approved and sufficiently defined services that may be performed without seeking additional approval from the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member (or members) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regularly scheduled meeting.

4.
Evaluation. The Audit Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. This evaluation shall include the review and evaluation of the lead partner of the independent auditor.

5.
Oversight. The Audit Committee shall oversee the work of the independent auditor (including, if necessary and appropriate, resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall regularly review with the independent auditor any audit problems or difficulties including restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management as well as management’s responses to such problems. The Audit Committee shall:

(a)
At least annually, obtain and review (i) a report from the independent auditor describing the independent auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years and any steps taken to deal with any such issues, and (ii) all relationships and services between the independent auditor and the Company potentially impacting the independent auditor’s independence.

(b)
Obtain a formal written statement delineating all relationships between the independent auditor and the Company and engage in a dialogue with the independent auditor about any such relationships that may impact the objectivity and independence of the auditor.

(c)
Recommend that the full Board take appropriate actions with respect to the oversight of the independence of the independent auditor.

(d)
Request that the independent auditor inform the Audit Committee of material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

(e)
Meet with the independent auditor before the audit to discuss the preparation and employment of the audit.

(f)
Ensure the regular rotation of the lead audit partner to the extent required by law, and further consider whether, in order to ensure continuing auditor independence, there should be regular rotation of the independent auditing firm itself.

(g)
Set clear policies for the Company’s hiring of employees or former employees of the independent auditor which, at a minimum, shall provide that any such hiring comply with Rule 10A(1) of the Exchange Act. Additionally, make inquiries to confirm that controls and required approvals are in place to prevent the Company from engaging the independent auditors in any services that might impact their independence.

(h)
Obtain from the independent auditor assurance that, to the extent applicable, Section 10A(b) of the Exchange Act (set forth on Appendix I hereto) has not been implicated.

Complaint Procedures

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Financial Statements, Earnings Releases and Guidance

1.
Review and Discussion of Annual Audited Financial Statements. The Audit Committee shall meet to review and discuss with management and the independent auditor the annual audited and quarterly financial statements, including reviewing, to the extent applicable, specific disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in any Annual Report on Form 10-K required to be filed by the Company with the SEC.

2.
Review and Discussion of Quarterly Financial Statements. The Audit Committee shall meet to review and discuss with management and the independent auditor the quarterly financial statements, including reviewing, to the extent applicable, specific disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s review of the quarterly financial statements, prior to the filing of any Quarterly Report on Form 10-Q required to be filed by the Company with the SEC.

3.
Accounting Principles and Presentation. The Audit Committee shall review and discuss with management, internal audit staff (or other personnel responsible for the internal audit function) and the independent auditor any material issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles.

4.
Independent Auditor’s Reports. The Audit Committee shall review and discuss reports from management and the independent auditors with regard to (i) critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) material judgmental areas where there may have been differing views between management and the independent auditor, including with regard to accounting, disclosure and presentation matters; and (iv) other material written communications between the independent auditor and management, including management letter or schedules of unadjusted differences. In addition, the Audit Committee shall periodically review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures (if any), on the financial statements of the Company.

5.
Earnings Press Releases and Guidance. The Audit Committee shall:

(a)
Review and discuss earnings press releases (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information);

(b)
Periodically discuss with management the Company’s earnings releases, financial information and earnings guidance provided to analysts and rating agencies as well as any policies in respect thereof; and

(c)
The Audit Committee’s discussion in regard to (a) and (b) above may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

6.
Conduct of Audit. The Audit Committee shall, to the extent applicable, review with the independent auditor the matters required to be communicated to the Audit Committee by the independent auditor under applicable auditing standards, relating to the conduct of the audit, including any audit problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, management’s response to the difficulties or problems, and any significant disagreements with management.

7.
Integrity of Financial Statements. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies.

Controls and Procedures

1.
Disclosure. The Audit Committee shall review disclosures about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or employees playing a significant role in the Company’s internal controls, made to the Audit Committee by the Company’s chief executive officer and chief financial officer, including, to the extent applicable, any disclosures made during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

2.
Internal Controls and Internal Controls Report. The Audit Committee shall review and meet separately and periodically with management, internal audit department (or other personnel responsible for the internal audit function) and the independent auditor to discuss the adequacy of the Company’s internal controls, any special steps or remedial measures adopted in light of material control weaknesses or significant deficiencies and, to the extent applicable, the Company’s internal controls report and the independent auditor’s internal controls report prior to the filing of any Annual Report on Form 10-K required to be filed by the Company with the SEC. The Audit Committee shall discuss with management and the independent auditor, the responsibilities, budget and staffing of the Company’s internal audit function.

3.
Related Party Transactions. The Audit Committee shall review and approve all related party transactions to the extent such transactions are required to be disclosed in any public filings made by the Company pursuant to Item 404 of Regulation S-K.

4.
Ethics and Compliance. The Audit Committee shall oversee the Company’s ethics and compliance functions, including the Company’s Code of Ethics and other procedures established by the Company with regard to ethical behavior, avoidance of conflicts of interest, and other related matters.

5.
Legal and Regulatory Matters. The Audit Committee shall confer with the Company’s General Counsel about legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Audit Committee also shall:

(a)
at least annually, receive a presentation by management summarizing the Company’s programs and control for compliance with legal and regulatory requirements; and

(b)
review and discuss with management and the internal auditor (or other personnel responsible for the internal audit function) the Company’s procedures and practices designed to provide reasonable assurance that: (i) the Company’s books, records, accounts and internal accounting controls are established and maintained in compliance with the Foreign Corrupt Practices Act of 1977 and similar laws and regulations to which the Company is subject, and (ii) there are adequate company level controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with such laws and regulations.

Matters Relating to Internal Auditors, Risk Assessment and Risk Management

1.
Internal Audit Matters. To the extent necessary or appropriate, with respect to the Company’s internal audit function, the Audit Committee shall:

(a)
Review the appointment and replacement of the senior internal auditing executive and discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

(b)
Receive periodic reports on the scope and results of work performed by the internal audit function.

(c)
Review the significant reports to management prepared by the internal auditing department and management’s responses.

2.
Risk Assessment. The Audit Committee shall periodically (but no less than annually) discuss guidelines and policies to govern the process by which risk assessment and management is undertaken, including, if applicable, any policies governing the Company’s use of swaps transactions that are exempt from any mandatory execution and clearing requirements.

3.
Risk Management. The Audit Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Information Technology Systems, Processes and Data

The Audit Committee shall oversee the integrity of the Company’s information technology systems, processes and data and periodically (but no less than annually), at its discretion, review and assess with management and the internal auditor (or other personnel responsible for the internal audit function), the adequacy of security for the Company’s information technology systems, processes and data and the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems, and data or the information technology systems, processes and data of the Company’s clients.

Environmental

The Audit Committee shall oversee environmental matters, including identifying risks, identifying a sustainability framework, establishing metrics, and measuring performance, and report to the Board at least annually.

Charter, Other

The Audit Committee shall reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. The Audit Committee shall perform such other functions as may be required by applicable laws, rules and regulations and the Company’s Certificate of Incorporation or Bylaws, or by the Board, and shall report regularly to the Board.

Annual Performance Evaluation

The Audit Committee shall review, discuss, and assess its performance as well as its role and responsibilities at least annually, seeking input from senior management, the full Board, and others as the members of the Audit Committee deem appropriate. Changes in role and/or responsibilities, if any, shall be recommended to the full Board for approval.

Authority and Resources

To the extent deemed necessary by the Audit Committee in carrying out its Charter, the Audit Committee shall have the sole authority to (i) engage, oversee and direct the activities of legal, financial, accounting or other advisers as it determines necessary to carry out its duties, (ii) cause the Company to pay the compensation of such advisors, and (iii) cause the Company to pay the independent auditor’s compensation (or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company) as well as the ordinary administrative expenses of the Audit Committee.

The Audit Committee shall have access to management, internal staff, the independent auditor, the corporate compliance staff, and the Company’s internal and outside legal counsel, both at meetings and otherwise.

The Audit Committee may delegate authority to one or more members of the Audit Committee who are independent directors of the Board, including the authority to grant pre- approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next meeting.

It is acknowledged that all of the above listed tasks and focus areas may not be relevant to all of the matters and tasks that the Audit Committee may consider and act upon from time to time, and the members of the Audit Committee in their judgment may determine the relevance thereof and the attention such items shall receive in any particular context.

Adopted by the Board of Directors on May 16, 2023.

Appendix I

Section 10A(b) of the Securities Exchange Act of 1934

(b)
Required response to audit discoveries

(1)
Investigation and report to management

If, in the course of conducting an audit pursuant to this title to which subsection (a) of this section applies, the registered public accounting firm detects or otherwise becomes aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the issuer) has or may have occurred, the firm shall, in accordance with generally accepted auditing standards, as may be modified or supplemented from time to time by the Commission:

(A)

(i)
determine whether it is likely that an illegal act has occurred; and

(ii)
if so, determine and consider the possible effect of the illegal act on the financial statements of the issuer, including any contingent monetary effects, such as fines, penalties, and damages; and

(B) as soon as practicable, inform the appropriate level of the management of the issuer and assure that the audit committee of the issuer, or the board of directors of the issuer in the absence of such a committee, is adequately informed with respect to illegal acts that have been detected or have otherwise come to the attention of such firm in the course of the audit, unless the illegal act is clearly inconsequential.

(2)
Response to failure to take remedial action

If, after determining that the audit committee of the board of directors of the issuer, or the board of directors of the issuer in the absence of an audit committee, is adequately informed with respect to illegal acts that have been detected or have otherwise come to the attention of the firm in the course of the audit of such firm, the registered public accounting firm concludes that--

(A)
the illegal act has a material effect on the financial statements of the issuer;
(B)
the senior management has not taken, and the board of directors has not caused senior management to take, timely and appropriate remedial actions with respect to the illegal act; and
(C)
the failure to take remedial action is reasonably expected to warrant departure from a standard report of the auditor, when made, or warrant resignation from the audit engagement;

the registered public accounting firm shall, as soon as practicable, directly report its conclusions to the board of directors.

(3)
Notice to Commission; response to failure to notify

An issuer whose board of directors receives a report under paragraph (2) shall inform the Commission by notice not later than 1 business day after the receipt of such report and shall furnish the registered public accounting firm making such report with a copy of the notice furnished to the Commission. If the registered public accounting firm fails to receive a copy of the notice before the expiration of the required 1-business-day period, the registered public accounting firm shall--

(A)
resign from the engagement; or
(B)
furnish to the Commission a copy of its report (or the documentation of any oral report given) not later than 1 business day following such failure to receive notice.

(4)
Report after resignation

If a registered public accounting firm resigns from an engagement under paragraph (3)(A), the firm shall, not later than 1 business day following the failure by the issuer to notify the Commission under paragraph (3), furnish to the Commission a copy of the report of the firm (or the documentation of any oral report given).